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                                                                    EXHIBIT 10.1

                           AMENDMENT NUMBER TWELVE TO

             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

     The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows:

     1. Section 4.2 of the Plan is hereby amended by deleting the words "and who was notified by the Participant's management in writing no later than June 30, 2006 that the Participant's Date of Discontinuance of Employment was anticipated to be no later than December 31, 2006."

     2. This amendment shall be effective with regard to Participants with a Date of Discontinuance of Employment on or after March 2, 2006, but will not apply to any Participant whose Separation Agreement became final prior to January 1, 2006.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY


By /s/ Debra Capolarello
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Date: 8/7/06
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   /s/ Judith N. Eidenberg
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Witness